UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices)  (Zip code)

Paracorp Inc.

2140 South Dupont Hwy, Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1.	Report to Stockholders

(a)

Matisse Discounted Bond CEF Tailored Shareholder Report

Matisse Discounted Bond CEF

Ticker: MDFIX

annual Shareholder Report March 31, 2025

This annual shareholder report contains important information about Matisse Discounted Bond CEF for the period April 1, 2024 to March 31, 2025. You can find additional information about the Fund at https://fundinfopages.com/MDFIX. You can also request this information by contacting us at (800) 773-3863.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MDFIX	$115	1.10%

How did the Fund perform last year and what affected its performance?

The Fund returned 8.51% for the fiscal year ended March 31, 2025. The Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 4.88% for the same period. The Fund also outperformed the Bloomberg VLI High Yield Index and underperformed the FT Taxable Fixed Income CEF Index which returned 7.22% and 10.57%, respectively, for the same period.

The largest positive contributors to performance were:

•

Flaherty & Crumrine Total Return Fund, which had a 16.30% total return resulting from a combination of an at-NAV gain and narrowing of its discount.  We added a small amount to the position during the period.

•

Flaherty & Crumrine Preferred and Income Opportunity Fund, which had a 17.17% total return, resulting from a combination of an at-NAV gain and narrowing of its discount.  We added a small amount to the position during the period.

•

PGIM Short Duration High Yield Opportunities Fund, which we purchased at a 13.27% discount and later sold at a weighted average 5.27% discount, resulting in the capture of a total gain of about 17% through the combination of discount narrowing and an at-NAV return.

The largest negative contributors to performance were:

•

PIMCO New York Municipal Income Fund II, which had an approximately flat total return resulting from a combination of an at-NAV decline and narrowing of its discount.  We added to the position in August prior to a small NAV decline.

•	PIMCO California Municipal Income Fund, which had an at-NAV decline with a relatively stable discount.

Given that Fund’s universe discounts were only 3.59% as of 3/31/25 (compared to the 4.24% average discount since 2006), we built a 32% cash position within the Fund as of 3/31/25.  While we remain positive on the names we own (with our average holding being much more discounted at 9.07%), we did not find many attractively discounted names to add and preferred to wait for better discount opportunities to add to our current positions.  Following the period end, we got just such an opportunity with the extreme stock market, interest rate and CEF discount volatility that developed in April as Trump went ahead with tariffs and then paused some of them.  We’ve begun to put some of the cash to work and we are finding good opportunities in both Taxable and Muni CEFs.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From April 30, 2020 through March 31, 2025

Initial Investment of $10,000

Matisse Discounted Bond CEF ($15,012)
Bloomberg US Aggregate Bond Index (9,632)
Bloomberg VLI High Yield Index ($13,181)
FT Taxable Fixed Income CEF Index ($15,050)
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
4/30/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Average Annual Total Returns

	1 Year	5 Year	Since Inception
MDFIX	8.51%	4.91%	8.61%
Bloomberg US Aggregate Bond Index	4.88%	0.52%	-0.76%
Bloomberg VLI High Yield Index	7.22%	4.57%	5.77%
FT Taxable Fixed Income CEF Index	10.57%	5.60%	8.67%

Matisse Discounted Bond CEF Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$54,536,064
Number of Holdings	37
Net Advisory Fee	$344,183
Portfolio Turnover	35.97%

What did the Fund invest in?

(as of March 31, 2025)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of Total Net Assets)
Fidelity Government Portfolio	31.6%
Western Asset Inflation-Linked Opportunities & Income Fund	3.7%
BlackRock Municipal 2030 Target Term Trust	3.5%
BNY Mellon Municipal Bond Infrastructure Fund Inc	3.5%
PIMCO California Municipal Income Fund II	3.4%
PIMCO New York Municipal Income Fund II	3.2%
abrdn National Municipal Income Fund	3.2%
PIMCO New York Municipal Income Fund	3.2%
Morgan Stanley Emerging Markets Domestic Debt Fund Inc	3.1%
Putnam Municipal Opportunities Trust	3.1%

Changes to the Fund

Effective August 1, 2024 the advisory fee rate for the Fund is 0.65%. Prior to August 1, 2024 the advisory fee rate was 0.70% with a contractual expense limitation of 0.99%.The contractual expense limitation was in effect through July 31, 2024 and was not renewed upon its expiration.

This change is included in the Fund's prospectus, which is available at https://fundinfopages.com/MDFIX or upon request at (800) 683-8529.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://fundinfopages.com/MDFIX.

Matisse Discounted Closed-End Fund Tailored Shareholder Report

Matisse Discounted Closed-End Fund

Ticker: MDCEX

annual Shareholder Report March 31, 2025

This annual shareholder report contains important information about Matisse Discounted Closed-End Fund for the period April 1, 2024 to March 31, 2025. You can find additional information about the Fund at https://fundinfopages.com/MDCEX. You can also request this information by contacting us at (800) 773-3863.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MDCEX	$161	1.53%

How did the Fund perform last year and what affected its performance?

The Fund returned 10.26% for the fiscal year ended March 31, 2025. The Fund outperformed its benchmark, the S&P 500 Index, which returned 8.25% for the period. The Fund outperformed the S-Network Composite Closed-End Fund Index and Morningstar Global Allocation Index, and underperformed the First Trust Composite Closed-End Fund Index, which returned 9.46%, 5.60%, and 11.10%, respectively, for the same period.

The three largest contributors to performance were:

• Tetragon Financial Group, which had a 49.79% total return resulting from a combination of its at-NAV gain and narrowing of its discount.  We did not trade TFG during the period, other than a small tender to the company’s buyback.

• Tortoise Energy Infrastructure, which had a 52.08% total return resulting from a combination of its at-NAV gain and the narrowing of its discount.  We sold TYG in January, to capture the discount movement and redeploy into more attractive discount opportunities.

• Highland Global Allocation Fund, which had a 23.85% total return resulting from a combination of its at-NAV gain and the narrowing of its discount.  HGLB’s portfolio valuation benefited in December from an increase in the value of its stake in MidWave Wireless, a company that owns valuable wireless spectrum.  We added a small amount to the position during the period.

The three largest negative contributors to performance were:

• NexPoint Diversified Real Estate Trust, which had a -35.30% total return resulting from a combination of an at-NAV decline and widening of its discount. Its portfolio value decreased on the continued challenging interest rate and real estate environment.  We added a small amount to the position during the period.

• The Mexico Fund, which had a -21.65% total return resulting from a combination of an at-NAV decline and the slight widening of its discount.  We added a small amount to the position during the period.

• Highland Opportunities and Income Fund, which had a -19.91% total return resulting from a combination of an at-NAV decline and significant widening of its discount.  We added a small amount to the position during the period.

We remain positive on each of our holdings, as the average discount in the Fund’s portfolio is around 26%, and we see many potential catalysts for future discount narrowing.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From March 31, 2015 through March 31, 2025

Initial Investment of $10,000

Matisse Discounted Closed-End Fund ($22,852)
S&P 500 Index ($32,483)
S-Network Composite Closed-End Fund Index ($18,250)
Morningstar Global Allocation Index ($17,673)
First Trust Composite Closed-End Fund Index ($16,884)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Average Annual Total Returns

	1 Year	5 Year	Since Inception
MDCEX	10.26%	20.32%	8.46%
S&P 500 Index	8.25%	18.58%	13.85%
S-Network Composite Closed-End Fund Index	9.46%	10.51%	6.11%
Morningstar Global Allocation Index	5.60%	8.64%	6.42%
First Trust Composite Closed-End Fund Index	11.10%	10.28%	5.41%

Matisse Discounted Closed-End Fund Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$51,401,002
Number of Holdings	38
Net Advisory Fee	$411,291
Portfolio Turnover	22.84%

What did the Fund invest in?

(as of March 31, 2025)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of Total Net Assets)
Fidelity Government Portfolio	9.3%
Tetragon Financial Group Ltd	8.9%
Pershing Square Holdings Ltd/Fund	6.7%
Destra Multi-Alternative Fund	4.4%
Templeton Dragon Fund Inc	4.0%
Highland Global Allocation Fund/CEF	3.9%
SRH Total Return Fund Inc	3.7%
Highland Opportunities and Income Fund	3.6%
Mexico Fund Inc/The	3.6%
Japan Smaller Capitalization Fund Inc	3.6%

Changes to the Fund

Effective August 1, 2024 the advisory fee rate for the Fund is 0.95%. Prior to August 1, 2024 the advisory fee rate was 0.99% with a contractual expense limitation of 1.25%.The contractual expense limitation was in effect through July 31, 2024 and was not renewed upon its expiration.

This change is included in the Fund's prospectus, which is available at https://fundinfopages.com/MDCEX or upon request at (800) 683-8529.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://fundinfopages.com/MDCEX.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal accounting officer, and principal financial officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.

As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

Audit fees billed for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Trust, for the last two fiscal years are reflected in the table below.

For the fiscal year ended March 31, 2024, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Tait, Weller & Baker LLP (“Accountant”), in connection with the audit of the registrants’ annual financial statements and for services that are normally provided by the Accountant in connection with the registrants’ statutory and regulatory filings for that fiscal year.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$12,000
Matisse Discounted Bond CEF Strategy	$12,000

For the fiscal year ended March 31, 2025, these amounts represent aggregate fees billed for professional services rendered by the Accountant, in connection with the audit of the registrants’ annual financial statements and for services that are normally provided by the Accountant in connection with the registrants’ statutory and regulatory filings for that fiscal year.

Funds	March 31, 2025
Matisse Discounted Closed-End Fund Strategy	$12,000
Matisse Discounted Bond CEF Strategy	$12,000

(b)	Audit-Related Fees

There were no additional fees billed in the fiscal year ended March, 2024, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

There were no additional fees billed in the fiscal year ended March 31, 2025, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

These amounts represent the aggregate fees billed in the fiscal year ended March 31, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning and are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

These amounts represent the aggregate fees billed in the fiscal year ended March 31, 2025, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning, and are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2025
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

(d)	All Other Fees

There were no other fees billed in each of the fiscal years ended March 31, 2024 or March 31, 2025, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The registrants’ Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended March 31, 2025, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the Funds for services rendered for the fiscal year ended March 31, 2024, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser for the fiscal year ended March 31, 2024.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

Aggregate non-audit fees billed by the Accountant to the Funds for services rendered for the fiscal year ended March 31, 2025, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser for the fiscal year ended March 31, 2025.

Funds	March 31, 2025
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Fund’s audit committee members are James H. Speed, Jr., J. Buckley Strandberg, and Theo H. Pitt, Jr.

(b)	Not applicable.

Item 6.	Investments

A copy of the Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements

As of March 31, 2025

Matisse Discounted Closed-End Fund Strategy (MDCEX)

Matisse Discounted Bond CEF Strategy (MDFIX)

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy Funds (the “Funds” or the “Matisse Funds”). The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

The Funds are distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Funds, including its principals, and Capital Investment Group, Inc.

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2025

	Shares	Value
Closed-End Funds - 91.15%
abrdn Emerging Markets ex China Fund Inc	40,629	$201,520
Allspring Global Dividend Opportunity Fund	20,711	102,519
Bexil Investment Trust	130,000	1,625,000
BNY Mellon Municipal Bond Infrastructure Fund Inc	82,000	866,740
Brookfield Real Assets Income Fund Inc	115,000	1,513,399
Central and Eastern Europe Fund Inc	33,995	490,548
Central Securities Corp	40,000	1,798,400
China Fund Inc/The	62,882	807,405
Clough Global Dividend and Income Fund	233,608	1,276,668
Clough Global Equity Fund	53,450	336,201
Clough Global Opportunities Fund	313,202	1,531,558
Destra Multi-Alternative Fund	268,000	2,272,640
Eagle Capital Growth Fund Inc	5,259	51,591
European Equity Fund Inc/The	141,440	1,287,104
Gabelli Global Small and Mid Cap Value Trust/The	39,727	476,724
Gabelli Healthcare & WellnessRx Trust/The	63,981	644,928
General American Investors Co Inc	5,300	266,960
Highland Global Allocation Fund/CEF	240,000	1,999,200
Highland Opportunities and Income Fund	360,000	1,872,000
Japan Smaller Capitalization Fund Inc	220,000	1,845,800
Korea Fund Inc/The	5,946	118,682
Mexico Equity and Income Fund Inc/The	132,000	1,151,040
Mexico Fund Inc/The	130,000	1,849,900
Morgan Stanley China A Share Fund Inc	140,000	1,831,200
Morgan Stanley India Investment Fund Inc	7,700	187,803
Neuberger Berman Next Generation Connectivity Fund Inc	129,790	1,589,928
NexPoint Diversified Real Estate Trust	412,898	1,581,401
Pershing Square Holdings Ltd/Fund	70,000	3,426,500
PIMCO California Municipal Income Fund II	7,523	42,430
Royce Global Trust Inc	20,443	214,652
SRH Total Return Fund Inc	110,000	1,897,500
Taiwan Fund Inc/The/MD	45,000	1,494,450
Templeton Dragon Fund Inc	210,000	2,037,000
Templeton Emerging Markets Fund/United States	16,630	213,696
Tetragon Financial Group Ltd	319,771	4,556,737
Third Point Investors Ltd (a)	70,000	1,799,000
Tortoise Sustainable and Social Impact Term Fund	140,000	1,590,400
Total Closed-End Funds (Cost $43,351,436)		46,849,224

Short-Term Investment - 9.30%
Fidelity Treasury Portfolio, 4.20%(b) (Cost $4,782,260)		4,782,260
Investments, at Value (Cost $48,133,696) - 100.45%		51,631,484
Liabilities in Excess of Other Assets - (0.45)%		(230,482)
Net Assets - 100.00%		$51,401,002

(a)	Non-income producing investment
(b)	Represents 7-day effective yield as of March 31, 2025
(c)	Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Schedule of Investments

As of March 31, 2025

	Shares	Value
Closed-End Funds - 67.93%
abrdn National Municipal Income Fund	170,000	$1,723,800
BlackRock Municipal 2030 Target Term Trust	90,000	1,910,700
BlackRock MuniHoldings California Quality Fund Inc	78,600	841,806
BlackRock MuniHoldings New Jersey Quality Fund Inc	100,700	1,132,874
BlackRock MuniHoldings New York Quality Fund Inc	8,037	81,576
BlackRock MuniYield Michigan Quality Fund Inc	110,749	1,260,324
BlackRock New York Municipal Income Trust	69,921	711,097
BlackRock Virginia Municipal Bond Trust	26,646	283,780
BNY Mellon Municipal Bond Infrastructure Fund Inc	180,000	1,902,600
BNY Mellon Strategic Municipal Bond Fund Inc	32,630	188,275
BNY Mellon Strategic Municipals Inc	273,100	1,671,372
BrandywineGLOBAL Global Income Opportunities Fund Inc	149,900	1,251,665
Flaherty & Crumrine Preferred and Income Fund	134,805	1,512,512
Flaherty & Crumrine Preferred and Income Opportunity Fund Inc	170,775	1,574,546
Flaherty & Crumrine Preferred and Income Securities Fund	23,907	380,839
Flaherty & Crumrine Total Return Fund	76,304	1,280,381
Invesco Quality Municipal Income Trust	28,645	277,284
MFS High Income Municipal Trust	73,090	269,702
MFS High Yield Municipal Trust	262,208	915,106
MFS Investment Grade Municipal Trust	86,381	684,138
Morgan Stanley Emerging Markets Domestic Debt Fund Inc	361,421	1,698,679
Neuberger Berman Municipal Fund Inc	135,900	1,413,360
Nuveen Pennsylvania Quality Municipal Income Fund	34,440	386,417
PIMCO California Municipal Income Fund	71,705	634,589
PIMCO California Municipal Income Fund II	330,000	1,861,200
PIMCO New York Municipal Income Fund	230,000	1,722,700
PIMCO New York Municipal Income Fund II	250,000	1,770,000
PIMCO New York Municipal Income Fund III	143,602	809,915
Putnam Municipal Opportunities Trust	166,367	1,695,280
RiverNorth/DoubleLine Strategic Opportunity Fund Inc	188,013	1,613,151
Virtus Global Multi-Sector Income Fund	71,295	551,645
Western Asset Emerging Markets Debt Fund Inc	23,226	229,704
Western Asset Inflation-Linked Income Fund	53,254	444,404
Western Asset Inflation-Linked Opportunities & Income Fund	230,000	2,021,700
Western Asset Intermediate Muni Fund Inc	4,147	32,347
Western Asset Managed Municipals Fund Inc	29,650	305,099
Total Closed-End Funds (Cost $35,704,533)		37,044,567

Short-Term Investment - 31.64%
Fidelity Treasury Portfolio, 4.20%(a) (Cost $17,255,878)		17,255,878

Investments, at Value (Cost $52,960,411) - 99.57%		54,300,445
Other Assets Less Liabilities - 0.43%		235,619
Net Assets - 100.00%		$54,536,064

(a)	Represents 7-day effective yield as of March 31, 2025
(b)	Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

See Notes to Financial Statements

Statement of Assets and Liabilities

As of March 31, 2025

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Assets:
Investments, at value	$51,631,484	$54,300,445
Cash	16,024	—
Dividends receivable	40,372	142,672
Interest receivable	6,771	70,141
Fund shares sold receivable	3,983	69,145
Prepaid expenses	13,809	7,580
Total assets	51,712,443	54,589,983
Liabilities:
Investments purchased payable	114,961	—
Fund shares purchased payable	117,124	—
Accrued expenses:
Advisory Fees	39,817	31,960
Professional fees	18,418	15,813
Administration fees	1,017	874
Transfer agent fees	967	38
Trustee fees	4,822	588
Compliance fees	56	62
Operational expenses	14,259	4,584
Total liabilities	311,441	53,919
Total Net Assets	$51,401,002	$54,536,064
Net Assets Consist of:
Paid in capital	$48,605,034	$53,271,173
Accumulated earnings	2,795,968	1,264,891
Total Net Assets	$51,401,002	$54,536,064
Capital Shares Outstanding, no par value (unlimited authorized shares)	7,538,178	5,198,188
Net Asset Value, Per Share	$6.82	$10.49
Investments, at cost	$48,133,696	$52,960,411

See Notes to Financial Statements

Statement of Operations

For the fiscal period ended March 31, 2025

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Investment Income:
Dividends	$1,291,730	$2,406,504
Interest	29,908	608,736
Total Investment Income	1,321,638	3,015,240
Expenses:
Advisory fees	459,820	381,581
Interest expenses	47,482	—
Administration fees	61,453	69,327
Professional fees	44,249	49,275
Registration and filing expenses	28,705	24,797
Fund accounting fees	40,700	40,120
Transfer agent fees	23,969	23,868
Compliance fees	17,040	19,133
Shareholder fulfillment fees	12,178	14,556
Custody fees	12,892	19,212
Trustee fees and meeting expenses	10,950	8,193
Insurance fees	4,380	4,380
Security pricing fees	7,952	8,337
Miscellaneous expenses	6,293	3,613
Total Expenses	778,063	666,392
Fees waived by Advisor	(48,529)	(37,398)
Net Expenses	729,534	628,994
Net Investment Income	592,104	2,386,246
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions	3,827,655	2,672,286
Capital gain distributions from underlying funds	21,465	—
Net change in unrealized appreciation (depreciation) on investments	154,478	(442,691)
Net Realized and Unrealized Gain (Loss) on Investments	4,003,598	2,229,595
Net Increase in Net Assets Resulting from Operations	$4,595,702	$4,615,841

See Notes to Financial Statements

Statements of Changes in Net Assets

	Matisse Discounted Closed- End Fund Strategy		Matisse Discounted Bond CEF Strategy
For the fiscal periods ended March 31	2025	2024	2025	2024
Operations:
Net investment income	$592,104	$822,325	$2,386,246	$2,006,080
Net realized gain (loss) from investment transactions	3,827,655	4,100,985	2,672,286	(1,438,711)
Capital gain distributions from underlying funds	21,465	5,400	—	—
Net change in unrealized appreciation (depreciation) on investments	154,478	4,551,490	(442,691)	5,270,577
Net Increase in Net Assets Resulting from Operations	4,595,702	9,480,200	4,615,841	5,837,946
Distributions to Shareholders:
Distributable Earnings	(5,629,766)	(3,321,936)	(2,386,246)	(2,006,080)
Return of Capital	—	—	(1,554,546)	(1,159,991)
Net Decrease in Net Assets Resulting from Operations	(5,629,766)	(3,321,936)	(3,940,792)	(3,166,071)
Capital Share Transactions:
Shares sold	10,490,149	6,899,684	24,378,877	10,654,715
Reinvested dividends and distributions	4,475,182	2,561,933	3,835,200	3,114,797
Shares repurchased	(9,479,431)	(5,936,347)	(24,240,906)	(5,686,269)
Net Increase in Net Assets Resulting from Capital Share Transactions	5,485,900	3,525,270	3,973,171	8,083,243
Net Increase in Net Assets	4,451,836	9,683,534	4,648,220	10,755,118
Net Assets:
Beginning of Period	46,949,166	37,265,632	49,887,844	39,132,726

End of Period	$51,401,002	$46,949,166	$54,536,064	$49,887,844
Share Information:
Shares sold	1,500,904	1,060,841	2,270,613	1,084,259
Shares from reinvested dividends and distributions	654,665	401,484	362,857	316,909
Shares repurchased	(1,359,093)	(937,727)	(2,248,415)	(575,025)
Net Increase in Capital Shares	796,476	524,598	385,055	826,143

See Notes to Financial Statements

Statements of Cash Flows

For the fiscal period ended March 31, 2025

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Cash flow from operating activities
Net Increase in net assets resulting from operations	$4,595,702	$4,615,841
Adjustments to reconcile net increase (decrease) in net assets resulting from operations:
Purchases of investments in securities	(10,919,107)	(15,766,117)
Net purchases from short term investments	(4,782,260)	(11,395,805)
Proceeds from sale of investments in securities	15,196,319	24,792,594
Proceeds from return of capital dividends	2,088,882	610,555
Net realized (gain) loss from investments	(3,672,440)	(2,672,286)
Net change in unrealized (appreciation) depreciation on investments	(154,478)	442,691
Decrease (Increase) in dividend and interest receivable	72,492	(55,674)
Decrease (Increase) in prepaid expenses	(2,975)	142
(Decrease) in payable for investments purchased	(130,265)	(593,596)
Increase (Decrease) in accrued expenses	(16,541)	12,603
Net cash provided by (used in) operating activities	2,270,329	(9,052)
Cash flow from proceeds from financing activities
Fund shares sold	11,020,736	24,319,732
Fund shares redeemed	(9,362,307)	(24,240,906)
Distributions paid	(1,154,584)	(105,592)
Net repayment from margin borrowings	(2,493,526)	—
Net cash provided by (used in) financing activities	(1,989,681)	(26,766)

Net increase (decrease) in cash & cash equivalents	285,648	(35,818)
Cash & Cash Equivalents:
Beginning of year	(269,624)	35,818
End of year	$16,024	$—

Non-cash flow financing activity
Reinvested dividends and distributions	$4,475,182	$3,835,200
Cash paid during the year for interest expense	47,482	—

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

	March 31,
For a share outstanding during each fiscal period ended	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.96	$5.99	$6.80	$9.09	$6.16
Income (Loss) from Investment Operations:
Net investment income (a)	0.09	0.13	0.15	0.01	0.16
Net realized and unrealized gain (loss) on investments	0.58	1.37	(0.43)	1.16	3.67
Total from Investment Operations	0.67	1.50	(0.28)	1.17	3.83
Less Distributions From:
Net investment income	(0.48)	(0.34)	(0.20)	(0.54)	(0.67)
Capital gains	(0.33)	(0.19)	—	(2.92)	(0.23)
Return of capital	—	—	(0.33)	—	—
Total Distributions	(0.81)	(0.53)	(0.53)	(3.46)	(0.90)
Net Asset Value, End of Period	$6.82	$6.96	$5.99	$6.80	$9.09
Total Return	10.26%	26.15%	(3.66)%	14.29%	64.68%
Net Assets, End of Period (in thousands)	$51,401	$46,949	$37,266	$43,069	$324,921

Ratios of:
Gross Expenses to Average Net Assets (b)(c)	1.63%	2.17%	1.92%	1.19%	1.23%
Net Expenses to Average Net Assets (b)(c)	1.53%	1.81%	1.58%	1.19%	1.23%
Net Investment Income to Average Net Assets	1.24%	2.08%	2.41%	0.16%	2.02%
Portfolio turnover rate	22.84%	54.53%	29.50%	33.89%	42.63%

(a)	Calculated using the average shares method.
(b)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c)	Includes interest expense of 0.10%, 0.56%, 0.33%, 0.00%(d), and 0.02% for the fiscal years ended March 31, 2025, 2024, 2023, 2022, and 2021, respectively.
(d)	Less than 0.01% per share.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Financial Highlights

	March 31,
For a share outstanding during each fiscal period ended	2025	2024	2023	2022	2021 (g)
Net Asset Value, Beginning of Period	$10.36	$9.82	$11.29	$12.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (a)	0.44	0.47	0.55	0.32	0.51
Net realized and unrealized gain (loss) on investments	0.42	0.80	(1.29)	(0.39)	2.56
Total from Investment Operations	0.86	1.27	(0.74)	(0.07)	3.07
Less Distributions From:
Net investment income	(0.44)	(0.46)	(0.57)	(0.52)	(0.64)
Capital gains	—	—	(0.09)	(0.55)	—
Return of capital	(0.29)	(0.27)	(0.07)	—	—
Total Distributions	(0.73)	(0.73)	(0.73)	(1.07)	(0.64)
Net Asset Value, End of Period	$10.49	$10.36	$9.82	$11.29	$12.43
Total Return	8.51%	13.54%	(6.27)%	(1.02)%	31.34	%(e)
Net Assets, End of Period (in thousands)	$54,536	$49,888	$39,133	$32,185	$24,642

Ratios of:
Gross Expenses to Average Net Assets (c)(d)	1.16%	1.64%	1.54%	1.38%	2.00	%(d)
Net Expenses to Average Net Assets (c)(d)	1.10%	1.33%	1.26%	0.99%	1.00	%(d)
Net Investment Income to Average Net Assets	4.16%	4.74%	5.49%	2.56%	4.71	%(d)
Portfolio turnover rate	35.97%	53.67%	57.99%	70.40%	37.27	%(e)

(a)	Calculated using the average shares method.
(b)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c)	Includes interest expense of 0.00%, 0.34%, 0.27%, 0.00%(f), and 0.01% for the fiscal years ended March 31, 2025, 2024, 2023, 2022, and 2021, respectively.
(d)	Annualized
(e)	Not annualized
(f)	Less than 0.01% per share.
(g)	For the period April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

1. Organization and Significant Accounting Policies

The Matisse Funds (the “Funds”) are series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a separate diversified series of the Trust. The Funds’ investment advisor is Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”).

The Matisse Discounted Closed-End Fund Strategy seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that typically trade at substantial discounts relative to their underlying net asset values and pay regular periodic cash distributions. The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.

The Matisse Discounted Bond CEF Strategy seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation

The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Funds’ net asset value calculation) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement

Each Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2025, for each Fund’s assets measured at fair value:

Matisse Discounted Closed-End Fund Strategy

	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$46,849,224	$46,849,224
Short-Term Investment	4,782,260	4,782,260	$—	$—
Total Assets	$51,631,484	$51,631,484	$—	$—

Matisse Discounted Bond CEF Strategy

	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$37,044,567	$37,044,567	$—	$—
Short-Term Investment	17,255,878	17,255,878	—	—
Total Assets	$54,300,445	$54,300,445	$—	$—

(a)	The Funds had no Level 3 securities during the fiscal year ended March 31, 2025.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The character of distributions received from certain investments may be comprised of investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on the historical data if the actual amounts are not available. After each calendar year end, these investments report the tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported, by adjusting the related cost basis of investments, capital gains, and income as necessary.

Distributions

Each Fund may declare and distribute dividends from net investment income, if any, quarterly. Distributions from capital gains, if any, are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses

The Funds bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Funds will vary.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties

Advisor

Each Fund pays a monthly fee to the Advisor, based upon the average daily net assets and calculated at an annual rate.

See the table below for the advisory fee rates and amounts earned by the Advisor from each Fund during period ended March 31, 2025:

Fund	Advisory Fee Rate (a)	Amount Earned	Amount Waived by Advisor (b)	Expenses Reimbursed by Advisor
Matisse Discounted Closed-End Fund Strategy	0.95%	$459,820	$48,529	$—
Matisse Discounted Bond CEF Strategy	0.65%	381,581	37,398	—

(a)	Prior to August 1, 2024, the advisory fee rate was 0.99% with a contractual expense limitation of 1.25% for the Matisse Discounted Closed-End Fund Strategy and 0.70% with a contractual expense limitation of 0.99% for the Matisse Discounted Bond CEF Strategy. The contractual expense limitations were in effect through July 31, 2024 and were not renewed upon their expiration.

(b)	Waivers and expense reimbursements are not subject to recoupment.

3.	Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Funds. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series per year, $400 per meeting attended, $200 per committee meeting attended, and $1,000 per series per special meeting attended. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees. Certain officers of the Trust may also be officers of the Administrator and receive no compensation from the Trust for serving as officers.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
Matisse Discounted Closed-End Fund Strategy Fund	$10,919,107	$15,196,319	$—	$—
Matisse Discounted Bond CEF Strategy Fund	15,766,117	24,792,594	—	—

5.	Risks

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Closed-End Fund Risk	X	X
Control of Closed-End Funds Risk	X	X
Convertible Securities Risk		X
Credit Risk		X
Cybersecurity Risk	X	X

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Derivatives Risk		X
Equity Securities Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Securities Risk	X	X
Fund of Funds Risk	X	X
General Investment Risks	X	X
Interest Rate Risk		X
Investment Risk	X	X
Investment Advisor Risk	X	X
Junk Bond Risk		X
Leverage Risk	X	X
Loans Risk	X	X
Management Style Risk	X	X
Market Risk	X	X
Money Market Mutual Fund Risk	X	X
Prepayment Risk		X
Quantitative Model Risk	X	X

Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

Control of Closed-End Funds Risk. Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund. The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The risks of fixed income securities and equity securities are described below. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a closed-end fund will lose money. Many fixed income securities receive credit ratings from NRSROs, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The closed-end funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index. The closed-end fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the closed-end fund’s investment advisor and may not be available at the time or price desired. The closed-end funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the closed-end fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the closed-end fund could lose more than the amount it invests. In addition, derivatives transactions can increase the closed-end fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the closed-end fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

When a closed-end fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the closed-end fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment.

The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a closed-end fund’s derivatives transactions and cause a closed-end fund to lose value. For instance, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies. If adopted as proposed, these regulations could significantly limit or impact a closed-end fund’s ability to invest in derivatives and other instruments, limit a closed-end fund’s ability to employ certain strategies that use derivatives, and adversely affect a closed-end fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Equity Securities Risk. Fluctuations in the value of equity securities will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Fixed-Income Securities Risk. When the closed-end funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

●	ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in the prospectus and the Fund’s Statement of Additional Information.

Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, the Fund's share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a closed-end fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leveraging risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

Prepayment Risk.  Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value. The prepayment of principal can adversely affect the return of the closed-end fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed each Fund’s tax positions during the year/period ended March 31, 2025, and March 31, 2024, and determined that the Fund does not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Distributions during the fiscal year ended March 31, 2025, were characterized for tax purposes as follows:

	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$3,348,406	$—	$—	$2,281,360
Matisse Discounted Bond CEF Strategy	1,707,086	1,554,546	679,160	—

Distributions during the fiscal year ended March 31, 2024, were characterized for tax purposes as follows:

	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$3,029,113	$—	$—	$292,823
Matisse Discounted Bond CEF Strategy	1,439,876	1,159,991	566,204	—

At March 31, 2025, the tax-basis cost of investments and components of distributable earnings were as follows:

	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Cost of Investments	$51,158,707	$52,974,646

Gross Unrealized Appreciation	5,809,110	2,510,831
Gross Unrealized Depreciation	(5,336,333)	(1,185,032)
Net Unrealized Appreciation	472,777	1,325,799

Undistributed Capital Gains	2,323,191	—
Short Term Capital Loss Carryover	—	(60,908)
Distributable Earnings	$2,795,968	$1,264,891

The difference between book-basis and tax-basis appreciation and depreciation are primarily attributable to the passive foreign investment companies and tax deferral of losses on wash sales.

Capital Loss Carryforwards

Accumulated capital losses noted above represents net capital loss carryovers as of March 31, 2025, that are available to offset future capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

Matisse Funds

Notes to Financial Statements

As of March 31, 2025

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassification have no effect on net assets value per share. For the year ended March 31, 2025, the Funds had no reclassifications.

7.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2025, Charles Schwab & Co. held 66.26% of the Matisse Discounted Closed-End Fund Strategy and 79.57% of the Matisse Discounted Bond CEF Strategy, respectively. The Funds have no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co. are also owned beneficially.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expects the risk of loss to be remote.

9.	Borrowings

Matisse Discounted Closed-End Fund Strategy Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. For the Matisse Discounted Closed-End Fund Strategy Fund the average borrowing during the fiscal period ended March 31, 2025, was $2,194,411, and the average interest rate during the same period was 7.17%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Matisse Discounted Closed-End Fund Strategy Fund had no borrowings as of the fiscal period ended March 31, 2025. Total interest expense for the fiscal period was $47,482 for the Matisse Discounted Closed-End Fund Strategy Fund as reflected in the Statement of Operations

10.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust

and Shareholders of Matisse Discounted Closed-End Fund Strategy

and Matisse Discounted Bond CEF Strategy

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Matisse Discounted Closed-End Fund Strategy Fund and Matisse Discounted Bond CEF Strategy Fund (the “Funds”), each a series of Starboard Investment Trust, including the schedule of investments, as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the statements of cash flows for the year then ended and financial highlights for each of the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, their cash flows for the year then ended and their financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

For Matisse Closed-End Fund Strategy, the financial highlights for each of the three years in the period ended March 31, 2023, have been audited by other auditors, whose report dated June 7, 2023 and May 30, 2022, expressed an unqualified opinion on such financial highlights.

For Matisse Discounted Bond CEF Strategy, the financial highlights for each of the two years in the period ended March 31, 2023 and for the period from April 30, 2020 (commencement of operations) to March 31, 2021, have been audited by other auditors, whose reports dated June 7, 2023 and May 30, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 2024.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 22, 2025

Matisse Funds

Additional Information (unaudited)

As of March 31, 2025

Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ended March 31, 2025.

Distributions during the fiscal year ended March 31, 2025, were characterized for tax purposes as follows:

	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$3,348,406	$—	$—	$2,281,360
Matisse Discounted Bond CEF Strategy	1,707,086	1,554,546	679,160	—

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2026, to determine the calendar year amounts to be included in their 2025 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Funds.

Changes In and Disagreements with Accountants (N-CSR Item 8)

There were no changes in or disagreements with accountants during the period.

Matters Submitted for Shareholder Vote (N-CSR Item 9)

Not applicable

Remuneration Paid to Directors, Officers and Others (N-CSR Item 10)

The aggregate compensation paid, on behalf of the Funds, to the Trustees for the period of this report was $19,143. For the period of this report, no special compensation was paid to the Trustees, no compensation was paid to any officer of the Funds, and no compensation was paid to any person of whom any officer or director of the Funds is an affiliated person.

Approval of Investment Advisory Agreements (N-CSR Item 11)

In connection with the regular Board meeting held on March 6, 2025, the Board, including a majority of the Independent Trustees, discussed the approval of the continuation of the existing investment advisory agreements between the Trust and the Advisor, with respect to the Funds (the "Existing Investment Advisory Agreements"). The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Existing Investment Advisory Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Existing Investment Advisory Agreements. In connection with their deliberations regarding approval of the Existing Investment Advisory Agreements, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Existing Investment Advisory Agreements, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Existing Investment Advisory Agreements. The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since the Advisor began managing the Funds (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Funds’ investment objectives, policies and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of the Funds’ shares (although no portion of the investment advisory fee was targeted to pay distribution expenses). The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.

Matisse Funds

Additional Information (unaudited)

As of March 31, 2025

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(ii)	Performance. The Trustees compared the performance of the Funds with the performance of comparable funds with similar strategies managed by other investment advisers, applicable peer group data (e.g., Morningstar/Lipper peer group average), and the respective benchmarks of the Funds. The Trustees also considered the consistency of the Advisor’s management of the Funds with each Fund’s investment objective, policies, and limitations. The Trustees noted that the Matisse Discounted Closed-End Fund Strategy outperformed the peer group and category averages for all periods shown. The Trustees noted that the Matisse Discounted Bond CEF Strategy also outperformed the peer group and category averages for all periods shown.

After reviewing the investment performance of each Fund, the Advisor’s experience managing the Funds, the historical investment performance, and other factors, the Board concluded that the investment performance of the Funds and the Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees noted the management fees for the Funds under each of the Existing Investment Advisory Agreements. The Trustees noted that the management fee for each Fund was higher than the average of the peer group and category. The Trustees noted that the Advisor had indicated the fees were higher due primarily to the small size of each Fund relative to the funds within the peer group and category. The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Funds over the past twelve months. The Board noted that the Advisor realized a small profit for the Matisse Discounted Closed-End Fund Strategy for the 12-month period ended December 31, 2024, but did not realize a profit for the Matisse Discounted Bond CEF Strategy for the 12-month period ended December 31, 2024. The Board considered the quality of the Advisor’s service to the Funds, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the Funds’ operational history and noted that the size of the Funds had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Funds’ fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale in the future as the Funds grow. The Trustees determined that the maximum management fee would stay the same regardless of the Funds’ asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Existing Investment Advisory Agreements and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Existing Investment Advisory Agreements was fair and reasonable and in the best interest of the shareholders of the Funds.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None during the report period.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: June 6, 2025	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: June 6, 2025	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: June 6, 2025	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer